UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-21957

Skyhawk Funds Trust
(Exact name of registrant as specified in charter)

8000 Town Centre Dr., Suite 400
Broadview Heights, OH  44147
(Address of principal executive offices) (Zip code)

Gregory B. Getts
Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147
(Name and address of agent for service)

(901)202-5030
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

www.skyhawkfunds.com
888.202.1338

SKYHAWK
SMALL CAP FUND

ANNUAL REPORT
SEPTEMBER 30, 2008

November 7, 2008

Dear Shareholder:

In the Fund’s last shareholder report, I commented on how the six months ending March 31, 2008 were a challenging period for financial markets as the economy continued to struggle to absorb the evolving credit crisis.  Reflecting now on the remarkable events that have transpired over the following six months, the “evolving credit crisis” appears to have finally come to a head as it intensified into a global banking crisis, spurring a series of unprecedented government interventions around the world.  As I write this letter, the immediate crisis in the credit markets seems to have eased but the focus has now shifted to concerns of a global recession.  Not surprisingly, financial markets have responded poorly to these events.  Equities around the world have broadly sold off at a rapid pace that has left many investors stunned.  Volatility has been at record highs.  Unfortunately, the Fund’s performance has struggled over the one year period ending September 30, 2008, with its -23.4% return trailing the -14.5% return of the Russell 2000 Index (the “Index”).

Economic Sectors as of September 30, 2008
as a Percentage of Net Assets (Unaudited)

Financial Services was a challenging sector in which to select stocks as the credit crisis weighed on the group throughout the year.  Any individual stocks and groups with a perceived negative exposure to the ever-evolving crisis were punished quickly and severely.  Although we were underweight the sector versus the Index (13.3% vs. 19.4%) there were holdings in the Fund that negatively impacted Fund performance.  Two bond insurers that the Fund owned, Security Capital Assurance and Assured Guaranty, reflected the uncertainties that clouded the sector.  We were wrong on Security Capital as the quality of their portfolio deteriorated more quickly than we had anticipated, requiring the company to raise capital.  We sold the stock in November, 2007 and it has continued to struggle.  Assured Guaranty was buffeted by the negative news surrounding the industry but was actually gaining market share as its peers fell to the wayside.  However, we sold the stock after a rating agency put the company on watch for a potential downgrade below AAA.  One of the Fund’s other insurance holdings, American Physicians Capital, has been a solid performer throughout the year and is the Fund’s top holding.

The Fund’s performance among its Commercial Bank holdings was mixed. East West Bancorp was a drag on Fund performance while SVB Financial Group and Cullen/Frost Bankers have performed well since being purchased in the early summer.

The Energy sector was the top performer within the index.  Returns for the index sector were extremely volatile over the past four quarters, ranging from a high of 43% to a low of -34%.  The Fund underperformed in this area as it struggled in the context of this extreme volatility.  Long time holding Holly Corp., an oil refiner, detracted from the Fund’s performance.  The company had its margins squeezed as gasoline prices did not keep up with the rapid run-up in the price of oil.  We sold the position in May and have seen the stock price fall considerably since then as consumer demand has dried up.

Within the Russell 2000 Index, the worst performing sectors for the year were Telecommunication Services, Consumer Discretionary and Information Technology.  The Fund struggled within Information Technology as well; with four of the six biggest detractors from Fund performance coming from this sector.  In spite of the poor sector index returns, the Fund’s top performing sector was Telecommunication Services, where the Fund was overweight versus the Index (7.5% vs. 1.5%) and its holdings performed well.

The Fund managed to outperform the Index within the Consumer Discretionary sector.  Much of the outperformance could be attributed to underweighting the struggling sector (8.8% vs. 13.2%).  Individual stock performance was mixed as strong performers such as Warnaco Group and Big Lots were offset by disappointments like Men’s Wearhouse.  However, most of the weakness came in the fall of last year and relative performance over the subsequent three quarters has been strong.

Looking forward, we are in the midst of a bear market that has given even the most seasoned investor reason for pause.  It is often said that financial markets can be boiled down to two emotions; fear and greed.  There is no question that fear is now the emotion dominating the market.  In investing, as in so many other areas of life, poor decisions are often made when the choice is based solely on emotion. Morningstar reports that $49 billion left mutual funds in September alone, the largest one-month outflow since they began tracking redemption data in January 2000.  Unfortunately, individual investors as a group are notorious for their poor timing, often selling at the low and buying near market tops.

We do not pretend that we can call the market bottom and acknowledge that there is no quick-fix to the problems weighing down the global economy. We do know, however, that in the past the mixture of poor investor sentiment, an accommodative Federal Reserve policy and compelling valuations have served as a powerful combination for equity market returns.  We anticipate that short-term volatility will remain high but believe that long-term opportunities are excellent.  Perhaps most importantly, we believe that we have a disciplined investment process with specific principles that enable us to maintain an unemotional, detached relationship with the companies that we own.  We believe that this discipline, combined with solid fundamental research and a focus on maintaining a well diversified portfolio yields superior results, particularly in a challenging environment.

Thank you for your confidence in the Skyhawk Small Cap Fund.

Respectfully,

Eric F. Crigler, CFA
President and Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SKYHAWK SMALL CAP FUND AND THE RUSSELL 2000 INDEX(1) (UNAUDITED)

* Inception Date

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The Russell 2000 Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

AVERAGE ANNUAL TOTAL RETURN
1 Year	Since Inception*
-23.35%	-15.49%

Past performance is no guarantee of future results.  The views expressed are those of the investment adviser as of September 30, 2008, and are not intended as a forecast or investment recommendations.  The Index is not available for investment.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.  You may obtain a free copy of the prospectus by calling (888) 202-1338.

The Fund’s gross expense ratio is 1.77% as of September 30, 2008.  The Fund’s annualized expense ratio at September 30, 2008 is 1.49%.  The investment adviser has entered into an expense waiver and reimbursement agreement with the Fund under which the adviser has agreed, until at least September 30, 2009, to waive its fees and absorb expenses to the extent that the Annual Fund Operating Expenses exceed 1.49% of average daily net assets.

The Fund’s one year and annualized return since inception (December 31, 2006) through September 30, 2008 is -23.35% and -15.49%, respectively. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling (888) 202-1338.

The Russell 2000 Index is a popular measure of the stock performance of small companies.  It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana  46208.  Member FINRA.

SKYHAWK SMALL CAP FUND
COST DISCUSSION
September 30, 2008 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in Skyhawk Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($20 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, Mutual Shareholder Services, LLC charges an annual processing fee ($8) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/08	Value 9/30/08	Period* 4/1/08-9/30/08
Skyhawk Small Cap Fund Actual	$1,000.00	$955.10	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.51

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half period between April 1, 2008 and September 30, 2008).

For information about the Trustees and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (888) 202-1338 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities will be available by calling (888) 202-1388 or will be available on the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website.  The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SKYHAWK SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

ASSETS:
Investments in securities, at value (cost $23,579,555)	$22,504,204
Receivable from investments sold	252,433
Receivable from adviser for franchise taxes payable	71,868
Cash	6,770
Dividends and interest receivable	20,231
Total assets	$22,855,506
LIABILITIES:
Payable to brokers for securities purchased	$733,668
Franchise taxes payable	71,868
Payable to adviser for management fees	585
Other liabilities	29,022
Total liabilities	835,143
NET ASSETS:
Capital Stock, no par value; unlimited shares authorized; 2,955,585 shares outstanding	29,897,179
Net unrealized depreciation on investments	(1,075,351)
Accumulated net realized loss on investments	(6,801,465)
Net assets	22,020,363
Total liabilities and net assets	$22,855,506
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($22,020,363 ÷ 2,955,585 shares outstanding)	$7.45

The accompanying notes to financial statements are an integral part of this statement.

SKYHAWK SMALL CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2008

SHARES		VALUE
COMMON STOCKS — 97.9% (a)
Aerospace & Defense — 1.9%
10,634	Esterline Technologies Corp.*	$421,000
Airlines — 1.0%
24,124	Hawaiian Holdings, Inc.*	223,871
Biotechnology — 4.7%
14,753	Martek Biosciences Corp.	463,539
11,568	OSI Pharmaceuticals, Inc.*	570,187
		1,033,726
Chemicals — 2.8%
20,631	Terra Industries Inc.	606,551
Commercial Banks — 7.6%
8,596	Cullen/Frost Bankers, Inc.	515,760
4,144	IBERIABANK Corp.	219,010
21,182	Oriental Financial Group Inc.	378,311
9,851	SVB Financial Group*	570,570
		1,683,651
Commercial Services & Supplies — 2.1%
13,725	G & K Services, Inc. - Class A	453,611
Communications Equipment — 0.9%
5,722	CommScope, Inc.*	198,210
Computers & Peripherals — 0.6%
121,478	Quantum Corp.*	127,552
Diversified Telecommunications Services — 6.1%
22,735	Premiere Global Services, Inc.*	319,654
34,973	Syniverse Holdings Inc.*	580,902
22,852	TNS Inc.*	442,643
		1,343,199
Electrical Equipment — 3.7%
10,337	Regal-Beloit Corp.	439,529
9,814	Thomas & Betts Corp.*	383,433
		822,962
Food & Staples Retailing — 2.1%
11,832	BJ’s Wholesale Club, Inc.*	459,791
Food Products — 2.1%
6,909	Ralcorp Holdings, Inc.*	465,736
Gas Utilities — 2.1%
14,550	WGL Holdings Inc.	472,147
Health Care Equipment & Supplies — 2.3%
8,842	Edwards Lifesciences Corp.*	510,714
Health Care Providers & Services — 5.1%
10,692	AmSurg Corp.*	272,326
19,573	Centene Corp.*	401,442
14,051	LifePoint Hospitals, Inc.*	451,599
		1,125,367

The accompanying notes to financial statements are an integral part of this schedule.

SKYHAWK SMALL CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2008

SHARES		VALUE
COMMON STOCKS — 97.9% (a) (Continued)
Household Durables — 4.4%
20,194	Helen of Troy Ltd.*	$459,817
891	NVR, Inc.*	509,652
		969,469
Insurance — 6.9%
15,066	American Physicians Capital, Inc.	637,744
22,354	Amerisafe Inc.*	406,843
15,074	Endurance Specialty Holdings Ltd.	466,088
		1,510,675
IT Services — 4.9%
10,532	ManTech International Corp.* - Class A	624,442
26,527	Perot Systems Corp.* - Class A	460,244
		1,084,686
Machinery — 2.4%
15,291	Gardner Denver Inc.*	530,904
Multiline Retail — 2.6%
20,938	Big Lots, Inc.*	582,705
Oil, Gas & Consumable Fuels — 4.2%
30,055	Rosetta Resources, Inc.*	551,810
8,733	Stone Energy Corp.*	369,668
		921,478
Pharmaceuticals — 4.4%
23,566	K-V Pharmaceutical Co.* - Class A	535,184
33,620	ViroPharma Inc.*	441,094
		976,278
Professional Services — 3.0%
7,168	Heidrick & Struggles International, Inc.	216,115
43,707	MPS Group, Inc.*	440,567
		656,682
Real Estate Investments Trusts — 5.3%
43,324	Anworth Mortgage Asset Corp.	256,478
15,530	LTC Properties, Inc.	455,340
33,055	Sunstone Hotel Investors, Inc.	446,242
		1,158,060
Road & Rail — 2.1%
13,524	Arkansas Best Corp.	455,624
Semiconductors & Equipment — 4.3%
36,043	Semtech Corp.*	503,160
54,359	Skyworks Solutions, Inc.*	454,441
		957,601
Software — 4.2%
20,085	Manhattan Associates, Inc.*	448,699
15,752	Sybase, Inc.*	482,326
		931,025
Specialty Retail — 1.9%
11,516	Gymboree Corp.*	408,818

The accompanying notes to financial statements are an integral part of this schedule.

SKYHAWK SMALL CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2008

SHARES		VALUE
COMMON STOCKS — 97.9% (a) (Continued)
Textiles, Apparel & Luxury Goods — 2.2%
17,885	Wolverine World Wide, Inc.	$473,237
	Total common stocks (cost $22,640,681)	21,565,330
CASH EQUIVALENT — 4.3% (a)
Mutual Fund — 4.3%
938,874.320	Fidelity Institutional Money Market Government Portfolio-Class 1, 2.19% (b)	938,874
	Total cash equivalent (cost $938,874)	938,874
	Total investments — 102.2% (cost $23,579,555)	22,504,204
	Liabilities, less cash and receivables — (2.2%) (a)	(483,841)
	TOTAL NET ASSETS — 100.0%	$22,020,363

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)	Variable rate security: the coupon rate represents the rate at September 30, 2008.

The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2008

INVESTMENT INCOME:
Dividends	$167,222
Other Income	1,055
Total investment income	168,277
EXPENSES:
Management fees	247,042
Professional fees	63,159
Administrative and accounting services	36,700
Distribution expenses	19,192
Insurance fees	13,606
Board of Trustees fees	12,000
Amortization of offering expenses	11,934
Transfer agent fees	8,627
Registration fees	7,124
Custodian fees	5,482
Printing and postage expenses	3,289
Other expenses	10,025
Total expenses before reimbursement	438,180
Less expenses reimbursed by adviser	(69,842)
Net expenses	368,338
NET INVESTMENT LOSS	(200,061)
NET REALIZED LOSS ON INVESTMENTS	(5,197,979)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(1,307,248)
NET LOSS ON INVESTMENTS	(6,505,227)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,705,288)

The accompanying notes to financial statements are an integral part of this statement.

SKYHAWK SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended September 30, 2008 and For the Period from
December 31, 2006 (commencement of operations) to September 30, 2007

	2008	2007
OPERATIONS:
Net investment loss	$(200,061)	$(39,605)
Net realized loss on investments	(5,197,979)	(1,603,486)
Net (decrease) increase in unrealized appreciation on investments	(1,307,248)	231,897
Net decrease in net assets from operations	(6,705,288)	(1,411,194)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (13,262 and 3,457,328 shares, respectively)	117,540	35,374,095
Cost of shares redeemed (5 and 525,000 shares, respectively)	(40)	(5,454,750)
Net increase in net assets derived from Fund share activities	117,500	29,919,345
TOTAL (DECREASE) INCREASE	(6,587,788)	28,508,151
NET ASSETS AT THE BEGINNING OF THE PERIOD	28,608,151	100,000
NET ASSETS AT THE END OF THE PERIOD
(Includes accumulated undistributed net investment loss of $0 and $0, respectively)	$22,020,363	$28,608,151

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

		For the Period
	For the	December 31, 2006+
	Year Ended	to the Year Ended
	September 30, 2008	September 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.72	$10.00
Income from investment operations:
Net investment loss	(0.07)	(0.02)
Net realized and unrealized losses on investments	(2.20)	(0.26)
Total from investment operations	(2.27)	(0.28)
Less distributions:
Distributions from net investment income	—	—
Distributions from net realized gains	—	—
Total from distributions	—	—
Net asset value, end of period	$7.45	$9.72

TOTAL RETURN	(23.35)%	(2.80)%	*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)	22,020	28,608
Ratio of expenses to average net assets	1.77%	2.85%	**
Ratio of expenses (after reimbursement and indemnification) to average net assets (a)	1.49%	1.49%	**
Ratio of net investment loss to average net assets	(1.09)%	(1.63)%	**
Ratio of net investment loss to average net assets
(after reimbursement and indemnification) (a)	(0.81)%	(0.27)%	**
Portfolio turnover rate	87%	101%

+	Commencement of operations.
*	Not annualized.
**	Annualized.
(a)	Computed after giving effect to adviser's expense limitation and indemnity agreements.

The accompanying notes to financial statements are an integral part of these statements.

Skyhawk Small Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Skyhawk Funds Trust (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  This Trust consists of one diversified fund — Skyhawk Small Cap Fund (the “Fund”).  The Trust was organized under the laws of Delaware on September 29, 2006 and the Fund commenced operations on December 31, 2006.  The investment objective of the Fund is to produce long-term capital appreciation.

(a)
Securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities will be valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Any securities for which there are no readily available market quotations and other assets will be valued at their value as determined in good faith by the Board of Trustees prior to acquisition of such securities by the investment adviser, Skyhawk Capital Management, LLC (“SCM”).  From time to time, the Fund may hold securities for which quotations are not readily available, although quotations were readily available at the time of purchase of the security.  In such event, SCM shall attempt to determine whether the absence of quotations is likely to be temporary or to last for an extended period of time in accordance with the Fund’s fair value procedures.

When pricing securities pursuant to these guidelines, SCM is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by SCM would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  If SCM believes that the absence of quotations is likely to last for an extended period of time, it shall either sell the security or at the next meeting of the Board of Trustees advise the Board of Trustees of the procedures it intends to follow, in accordance with the good faith pricing guidelines discussed above, in determining the fair value of such security.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The adoption of SFAS No. 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

(b)	Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)
Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as return of capital.

(d)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  For the year ended September 30, 2008, the Fund reclassified $200,061 of net investment loss to capital stock.

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
September 30, 2008

(1)	Summary of Significant Accounting Policies (Continued)

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund is subject to FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” which was adopted in the previous fiscal period.   FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations.  Open tax years are those that are open for exam by taxing authorities.  As of September 30, 2008, open tax years include the tax years ended September 30, 2007 and 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
The Fund incurred $47,738 of offering costs in 2007 which were being amortized over a period of 12 months.  For the year ended September 30, 2008 the Fund expensed $11,934.  As of September 30, 2008 the Fund has no unamortized offering costs remaining.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with SCM, with whom the officers and a trustee of the Trust are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay SCM  a monthly management fee at the annual rate of 1% of the average daily net assets of the Fund.

Under the management agreement, SCM will reimburse the Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for each year, as determined by valuations made as of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00%.  For the year ended September 30, 2008, there were no reimbursements required.  In addition, under a separate agreement, SCM has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.49% annually through September 30, 2009.  SCM has a right to receive reimbursement for fee reductions and/or expense payments made pursuant to this agreement in the prior three fiscal years, provided that after giving effect to such reimbursement, aggregate annual operating expenses of the Fund do not exceed 1.49% of the Fund's average daily net assets in the year of reimbursement.  For the period ended September 30, 2007, SCM reimbursed the Fund $125,427, of which $109,575 is subject to reimbursement by the Fund to SCM as described above not later than September 30, 2010.  For the year ended September 30, 2008, SCM reimbursed the Fund $69,842 for such excess expenses, all of which is subject to reimbursement by the Fund to SCM as described above not later than September 30, 2011.

SKYHAWK SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
September 30, 2008

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties (Continued)

The Fund has a transfer and dividend disbursing agent agreement with Mutual Shareholder Services, LLC (“MSS”), with whom an officer of the Fund is affiliated, to serve as transfer and dividend disbursing agent.  Under the terms of the agreement the Fund will pay MSS a minimum annual fee of $600 per month.  For the year ended September 30, 2008, the Fund paid MSS $8,627, pursuant to its agreement.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund (including the Fund's investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

As of September 30, 2008, Legacy Capital, an affiliate of SCM, and William H. Lawson, Jr. 2003 Trust U/A 11/14/03, an owner of SCM, own 92.19% and 5.20% of the Fund, respectively, which is sufficient shares of the Fund to approve or disapprove all matters brought before the shareholders of the Trust, including election of trustees of the Trust.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(4)	Investment Transactions —

For the year ended September 30, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) were $21,530,114 and $20,838,167, respectively.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2008:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$23,606,860	$1,112,305	$(2,214,961)	$(1,102,656)	$—	$—

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2008, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in 2016), as of September 30, 2008, and tax basis post-October losses as of September 30, 2008, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2008
Ordinary	Long-Term	Net Capital
Income	Capital Gains	Loss	Post-October
Distributions	Distributions	Carryovers	Losses
$ —	$ —	$(1,494,587)	$(5,279,573)

There were no ordinary distributions paid during the fiscal period ended September 30, 2007.

Since there were no ordinary distributions paid for the year ended September 30, 2008, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Skyhawk Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Skyhawk Small Cap Fund (the “Fund”), a series of the Skyhawk Funds Trust, as of September 30, 2008, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period ended September 30, 2007, were audited by other auditors, who expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Skyhawk Small Cap Fund as of September 30, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
November 17, 2008

SKYHAWK SMALL CAP FUND
ADVISORY AGREEMENT
(Unaudited)

On September 22, 2008, the Board of Trustees (“Trustees”) of Skyhawk Funds Trust (the “Trust”) approved the continuation of the Skyhawk Small Cap Fund’s (the “Fund”) investment advisory agreement with Skyhawk Capital Management, LLC (the “Adviser”).  Prior to approving the continuation of the advisory agreement, the Trustees considered:

•	the nature, extent and quality of the services provided by the Adviser

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

As to the investment performance of the Fund and the Adviser, the Trustees reviewed the performance of the Fund, as well as the Adviser.  Based on the information provided, the Trustees found the performance of the Fund acceptable, based primarily on the most recent performance of the Fund and the long-term performance of the Adviser managing separate accounts.

As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Trustees reviewed the Form ADV and the professional credentials of the investment advisory personnel of the Adviser.  The President of the Adviser provided detailed information regarding the Adviser’s employees.  After some additional discussion, the Trustees determined that the nature, extent and quality of the services provided by the Adviser were consistent with the Trustees expectations.

As to the cost of the services provided and the profits realized by the Adviser, the President of the Adviser referred to summary information gathered by the Adviser related to the expenses of peer funds.  He indicated that the peer funds included 47 funds, and he reviewed the selection criteria for the peer group.  The Trustees determined that the cost of the services provided by the Adviser were reasonable.  The Trustees were informed that the Fund does participate in soft-dollar transactions and that the use of the research received from soft-dollar transactions applicable to the Fund could be deemed a benefit to the Adviser.  Next the President of the Adviser referred the Trustees to the Adviser’s financial statements provided to the Trustees in the materials.  Based on review of the information the Trustees determined that the Adviser has sufficient assets to sustain operations as the adviser to the Fund while at the same time the Adviser was not excessively profitable as a result of acting as adviser to the Fund.

With regard to the extent to which economies of scale would be realized as the Fund grows, the President of the Adviser indicated the Adviser was considering extending the expense cap currently in place for the Fund.  He indicated however, that as the Fund’s assets grow, economies of scale should be realized and that the Adviser may consider reduction of fees accordingly.  Based on all of the foregoing information the Trustees, including the independent trustees, unanimously approved the continuance of the investment advisory agreement for an additional year.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Unaudited)

On May 20, 2008, PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Skyhawk Small Cap Fund (the Fund).

The report of PricewaterhouseCoopers LLP on the financial statements of the Fund for the fiscal year ended September 30, 2007 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Fund’s fiscal period from December 31, 2006 (commencement of operations) through September 30, 2007 and through May 20, 2008, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such period.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Cohen Audit Services, Ltd. as its new independent registered public accounting firm on June 18, 2008.

SKYHAWK SMALL CAP FUND
TRUSTEES AND OFFICERS
(Unaudited)

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
	Held with	and Length	Principal Occupation(s)	Overseen	Held by
Name, Age and Address	the Fund	of Service	During Past Five Years	by Trustee	Trustee
Interested Trustee*
Eric Crigler, CFA	President	One Year Term	Mr. Crigler founded Skyhawk Capital	1	None
Year of Birth: 1967	and	Since December	Management, LLC in January 2005.
c/o Mutual Shareholder	Treasurer	2006	Prior to founding Skyhawk Capital
Services, LLC			Management, LLC, he was a Portfolio
8000 Town Centre Drive,	Trustee	Indefinite Term	Manager and the Director of Equity
Suite 400		Since December	Research at Strong Capital Management.
Broadview Heights, OH 44147		2006
Non-Interested Trustees
Dana Russart	Trustee	Indefinite Term	Ms. Russart is in a finance position with	1	None
Year of Birth: 1958		Since December	School Sisters of Notre Dame, a
c/o Mutual Shareholder		2006	non-profit organization. Previously, Ms.
Services, LLC			Russart was a Vice President at Strong
8000 Town Centre Drive,			Capital Management for over five years.
Suite 400
Broadview Heights, OH 44147
Scott Smart	Trustee	Indefinite Term	Mr. Smart is, and has been during the	1	None
Year of Birth: 1962		Since December	past five years, a professor of finance
c/o Mutual Shareholder		2006	at Indiana University.
Services, LLC
8000 Town Centre Drive,
Suite 400
Broadview Heights, OH 44147
Officers
Gregory Getts	Secretary	One Year Term	Mr. Getts is the President/Owner of	N/A	N/A
Year of Birth: 1957		Since December	Mutual Shareholder Services, LLC,
c/o Mutual Shareholder		2007	the Fund’s transfer agent, which he
Services, LLC			founded in 1999.
8000 Town Centre Drive,
Suite 400
Broadview Heights, OH 44147
Ellen Rice	Chief	At Discretion	Ms. Rice assists with operations and	N/A	N/A
Year of Birth: 1955	Compliance	of the Board	compliance activities for Skyhawk
c/o Mutual Shareholder	Officer	Since April	Capital Management, LLC. Since 2005
Services, LLC		2007	she has been responsible for the oversight
8000 Town Centre Drive,			of assets in a private family office, Dobbs
Suite 400			Management Services, LLC. Ms. Rice
Broadview Heights, OH 44147			was employed by Life Strategies of AR,
LLC, from 2003 to 2005 and Medshares,
Inc. from 1995 to 2003.

*
“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the Trust.  Mr. Crigler is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

SKYHAWK SMALL CAP FUND
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
www.skyhawkfunds.com
888-202-1338

BOARD OF TRUSTEES
ERIC CRIGLER
DANA RUSSART
SCOTT SMART

INVESTMENT ADVISER
SKYHAWK CAPITAL MANAGEMENT, LLC
6305 Humphreys Boulevard, Suite 104
Memphis, Tennessee 38120

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
MUTUAL SHAREHOLDER SERVICES, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147
888-202-1338

CUSTODIAN
THE HUNTINGTON NATIONAL BANK
Huntington Center
Columbus, Ohio 43287

DISTRIBUTOR
UNIFIED FINANCIAL SECURITIES, INC.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN FUND AUDIT SERVICES, LTD.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
THOMPSON HINE LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Skyhawk Small Cap Fund unless accompanied or preceded by the Fund’s current prospectus.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12(a).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Mr. Scott Smart, a member of its audit committee, is an audit committee financial expert.  Mr. Smart is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$13,000 (FY 2008) and $12,815 (FY 2007) are the aggregate fees billed for the last two fiscal years of the Fund, for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for this fiscal year.

(b)    Audit-Related Fees

$2,000 (FY 2007) is the aggregate fee billed in the first fiscal year of the Fund for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in the audit fee.  The audit-related fee reported above consisted of a fee for services related to the audit of the opening balance sheet, statement of operations and financial notes of this new Fund.

(c)	Tax Fees

$2,000 (FY 2008) and $6,000 (FY 2007) are the aggregate fees billed in the last two fiscal years of the Fund, for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last fiscal year for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last fiscal year for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Skyhawk Funds Trust are periodically evaluated.  As of October 8, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Skyhawk Funds Trust are periodically evaluated.  There were no changes to Skyhawk Funds Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Skyhawk Funds Trust
Registrant

By     /s/Eric F. Crigler
  Eric F. Crigler, Principal Executive Officer

Date  12/1/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Skyhawk  Funds Trust
Registrant

By     /s/Eric F. Crigler
  Eric F. Crigler,  Principal Financial Officer

Date  12/1/08